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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 31, 2003
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                        (Date of earliest event reported)


                        FIRST COMMUNITY BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


Nevada                                   0-19297                 55-0694814
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(State or other jurisdiction           (Commission              (IRS Employer
of incorporation)                      File Number)          Identification No.)


P.O. Box 989, Bluefield, Virginia                                   24605-0989
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(Address of principal executive offices)                            (Zip Code)


                                 (276) 326-9000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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ITEM 5.  OTHER EVENTS

         On December 31, 2003, First Community Bancshares, Inc. (the "Company"), announced that it entered into an Agreement and Plan of Merger, dated as of December 31, 2003, between the Company and PCB Bancorp, Inc., a Tennessee-chartered bank holding company ("PCB Bancorp") (the "Merger Agreement," a copy of which is attached hereto as Exhibit 2.1), pursuant to which PCB Bancorp through a reorganization will merge with and into a subsidiary of First Community Bancshares, Inc. with First Community Bancshares as the ultimate surviving corporation (the "Merger").

         Under the terms of the all cash Merger Agreement, each share of PCB Bancorp common stock issued and outstanding immediately prior to the Merger will be exchanged for $40.00 in cash. The Merger is expected to close during the first quarter of 2004 pending receipt of all requisite regulatory approvals and the approval of PCB Bancorp's shareholders.

         A copy of the press release issued in connection with the signing of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) The following exhibits are included with this Report:

                  Exhibit 2.1       Agreement and Plan of Merger, dated as
                                    of December 31, 2003, between First
                                    Community Bancshares, Inc. and PCB Bancorp,
                                    Inc.

                  Exhibit 99.1      Press Release dated December 31, 2003.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FIRST COMMUNITY BANCSHARES, INC.


                                            By:  /s/ Robert L. Schumacher
                                                -------------------------------
                                                 Robert L. Schumacher
                                                 Senior Vice President and
                                                 Chief Financial Officer


         Date:    December 31, 2003.